UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                   January 5, 1995  (December 22, 1994)
- ---------------------------------------------------------------------------
             Date of Report (Date of earliest event reported)



                           AMERICAN BRANDS, INC.
- ---------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



             Delaware                     1-9076            13-3295276
- ---------------------------------------------------------------------------
   (State or other jurisdiction        (Commission        (IRS Employer
         of incorporation)             File Number)    Identification No.)



    l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
- ---------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (203) 698-5000
                                                     ----------------------

                 INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.   Acquisition or Disposition of Assets.
- ------    ------------------------------------

          (a) On December 22, 1994, Registrant sold all of the issued and outstanding shares of Common Stock, par value $1.00 per share (the "Shares"), of The American Tobacco Company, a Delaware corporation and wholly-owned subsidiary of Registrant (the "Company"), to B.A.T Industries p.l.c., a public limited company incorporated under the laws of England ("B.A.T"). The sale was made pursuant to a previously reported Stock Purchase Agreement dated as of April 26, 1994 between Registrant and B.A.T (the "Stock Purchase Agreement").

          For the Shares, B.A.T paid Registrant $1,000,000,000 in cash. The aggregate amount of the consideration was arrived at by arm's-length negotiation between Registrant and B.A.T.

          Registrant is not aware of any material relationship between B.A.T and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer that existed at the date of the sale by Registrant of the Shares pursuant to the Stock Purchase Agreement.

          The Stock Purchase Agreement is filed herewith as Exhibit 2 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma
- ------    Financial Information and Exhibits.
          ----------------------------------

          (b)  Pro Forma Financial Information.
               -------------------------------

               The following unaudited pro forma financial information of Registrant is attached hereto as Appendix A:

               (i)    Introductory paragraphs;

               (ii) Pro Forma Condensed Balance Sheet (Unaudited) at September 30, 1994;

               (iii) Pro Forma Condensed Statement of Income (Unaudited) for the year ended December 31, 1993;

               (iv) Pro Forma Condensed Statement of Income (Unaudited) for the nine months ended September 30, 1994; and

               (v)    Notes to Unaudited Pro Forma Condensed Financial
                      Statements.

          (c)  Exhibits.
               --------

               2. Stock Purchase Agreement dated as of April 26, 1994 between Registrant and B.A.T Industries p.l.c.*








































- --------------------------
* Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to Exhibit 2 are omitted. Exhibit 2 contains a list identifying the contents of its exhibits and schedules, and Registrant agrees to furnish supplementally copies of such exhibits and schedules to the Securities and Exchange Commission upon request.

          This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                 SIGNATURE
                                 ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMERICAN BRANDS, INC.
                                        ---------------------
                                             (Registrant)


                                        By  Robert L. Plancher
                                          --------------------------------
                                          Robert L. Plancher
                                          Senior Vice President and
                                             Chief Accounting Officer



Date:  January 5, 1995

                                                                 APPENDIX A
                           AMERICAN BRANDS, INC.

            UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma condensed financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future.  The ultimate use of the proceeds may differ from the assumptions used herein.

The following unaudited pro forma condensed statements of income for the year ended December 31, 1993 and the nine months ended September 30, 1994 give effect to: (i) the elimination of the results of operations of The

American Tobacco Company ("American Tobacco"), a wholly-owned subsidiary of

American Brands, Inc. ("American Brands"), which was sold, as described in

Note (A), (ii) the elimination of the results of operations of American

Franklin Company ("Franklin"), a wholly-owned subsidiary of American

Brands, which is expected to be sold, as described in Note (E), and (iii)

the related pro forma adjustments described in the Notes thereto.  The pro forma results of operations are presented as though these disposals occurred on January 1, 1993.

The following unaudited pro forma condensed balance sheet as of September

30, 1994 gives effect to the disposal of American Tobacco and Franklin and the related pro forma adjustments described in the Notes thereto.  Such balance sheet is presented as though the disposals occurred at September

30, 1994.

These statements should be read in conjunction with the Notes thereto and with the historical financial statements of American Brands and the notes thereto.

                                    AMERICAN BRANDS, INC. AND SUBSIDIARIES
                                PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                              SEPTEMBER 30, 1994
                                                (IN MILLIONS)
                                         AMERICAN       AMERICAN                     PRO FORMA
                                          BRANDS        TOBACCO        FRANKLIN     ADJUSTMENTS      PRO FORMA
                                         --------       --------       --------     -----------      ---------
Assets
 Consumer products and corporate

  Cash and cash equivalents              $    92.6       $  11.2                                      $  103.8

  Accounts receivable, net                 1,334.4         (17.4)                                      1,317.0

  Inventories                              1,702.7        (385.5)                                      1,317.2

  Other current assets                       279.4         (51.3)                                        228.1
                                         ---------       -------                                      --------
   Total consumer products and
    corporate current assets               3,409.1        (443.0)                                      2,966.1
                                         ---------       -------                                      --------
 Property, plant and equipment, net        1,386.3        (163.0)                                      1,223.3

 Intangibles resulting from business
  acquisitions, net                        3,578.0                                                     3,578.0

 Other assets                                414.6         (71.8)                                        342.8
                                         ---------       -------                                      --------
   Total consumer products and
    corporate assets                       8,788.0        (677.8)                                      8,110.2
                                         ---------       -------                                      --------
 Life insurance

  Investments                              6,238.8                    $(6,238.8)                             -

  Cash and cash equivalents                   92.7                        (92.7)                             -

  Deferred policy acquisition costs          499.3                       (499.3)                             -

  Present value of future profits, net       177.2                       (177.2)                             -

  Other assets                               364.9                       (364.9)                             -
                                         ---------                    ---------                       --------
   Total life insurance assets             7,372.9                     (7,372.9)                             -
                                         ---------       -------      ---------                       --------
    Total assets                         $16,160.9       $(677.8)     $(7,372.9)                      $8,110.2
                                         =========       =======      =========                       ========

                See Accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

                                           AMERICAN BRANDS, INC. AND SUBSIDIARIES
                                       PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                                     SEPTEMBER 30, 1994
                                                       (IN MILLIONS)
                                                   AMERICAN       AMERICAN                       PRO FORMA
                                                    BRANDS        TOBACCO        FRANKLIN       ADJUSTMENTS     PRO FORMA
                                                   --------       --------       --------       -----------     ---------

Current liabilities
 Consumer products and corporate

  Notes payable to banks                           $   167.7                                     $(167.7) (A)   $       -
  Commercial paper                                     300.8                                      (300.8) (A)           -
  Accounts payable and accrued
   expenses and other liabilities                    1,051.4       $  (1.5)                         40.0  (A)     1,089.9
  Accrued excise and other taxes                     1,077.6        (179.9)                         88.5  (A)       986.2
                                                                                                  (156.5) (A)
  Current portion of long-term debt                    303.6          (0.7)                       (146.4) (E)           -
                                                   ---------       -------                      --------        ---------
   Total consumer products and
    corporate current liabilities                    2,901.1        (182.1)                       (642.9)         2,076.1
                                                   ---------       -------                      --------        ---------

Long-term debt                                       2,120.5                                      (648.6) (E)     1,471.9

Deferred income taxes                                  121.8          (1.1)                                         120.7

Postretirement and other liabilities                   511.3        (159.4)                                         351.9
                                                   ---------       -------                      --------        ---------
   Total consumer products and
    corporate liabilities                            5,654.7        (342.6)                     (1,291.5)         4,020.6
                                                   ---------       -------                      --------        ---------
 Life insurance
  Policy reserves and claims                         2,723.8                    $(2,723.8)                              -
  Investment-type contract deposits                  2,849.1                     (2,849.1)                              -
  Other liabilities                                    447.3                       (447.3)                              -
                                                   ---------                    ---------       --------        ---------
   Life insurance total liabilities                  6,020.2                     (6,020.2)                              -
                                                   ---------                    ---------       --------        ---------
















                                     3

Convertible preferred stock
 redeemable at Company's option                         16.0                                                         16.0
                                                   ---------                                                    ---------
Common stockholders' equity
  Common stock, par value $3.125 per
   share, 229.6 shares issued                          717.4                                                        717.4
                                                                                                   529.7  (A)
  Paid-in capital                                      170.6        (529.7)        (845.1)         845.1  (E)       170.6
  Unrealized depreciation on
   available-for-sale investments                       (7.0)                         7.0                               -
  Foreign currency adjustments                        (234.6)                                                      (234.6)
                                                                                                  (194.5) (A)
                                                                                                   536.3  (A)
                                                                                                   514.6  (E)
  Retained earnings                                  4,556.3         194.5         (514.6)        (189.7) (E)     4,902.9
                                                                                                  (375.0) (A)
  Treasury stock, at cost                             (732.7)                                     (375.0) (E)    (1,482.7)
                                                   ---------       -------      ---------       --------        ---------
   Total Common stockholders' equity                 4,470.0        (335.2)      (1,352.7)       1,291.5          4,073.6
                                                   ---------       -------      ---------       --------        ---------
    Total liabilities and stockholders' equity     $16,160.9       $(677.8)     $(7,372.9)      $      -        $ 8,110.2
                                                   =========       =======      =========       ========        =========

                       See Accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

                                      AMERICAN BRANDS, INC. AND SUBSIDIARIES
                               PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                                           YEAR ENDED DECEMBER 31, 1993
                                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                         AMERICAN       AMERICAN                      PRO FORMA
                                          BRANDS        TOBACCO        FRANKLIN      ADJUSTMENTS      PRO FORMA
                                         --------       --------       --------      -----------      ---------

Revenues
 Consumer products                      $12,630.5      $(1,501.5)                                      $11,129.0
 Life insurance                           1,070.9                     $(1,070.9)                               -
                                        ---------      ---------      ---------                        ---------
                                         13,701.4       (1,501.5)      (1,070.9)                        11,129.0
                                        ---------      ---------      ---------                        ---------
Operating expenses
 Cost of products sold                    3,587.6         (345.3)                                        3,242.3
 Excise taxes on products sold            5,413.9         (360.9)                                        5,053.0
 Insurance benefits                         654.2                        (654.2)                               -
 Advertising, selling and
  administrative expenses
   Consumer products                      2,315.2         (626.1)                                        1,689.1
   Life insurance                           188.2                        (188.2)                               -
 Amortization of intangibles                103.6                         (11.2)                            92.4
 Restructuring charges                       40.8                                                           40.8
                                        ---------      ---------      ---------                        ---------
                                         12,303.5       (1,332.3)        (853.6)                        10,117.6
                                        ---------      ---------      ---------                        ---------

Operating income                          1,397.9         (169.2)        (217.3)                         1,011.4
                                        ---------      ---------      ---------                        ---------

                                                                                       $ (37.5) (C)
Interest and related charges                244.2           (1.6)         (16.6)         (47.7) (G)        140.8
Corporate administrative expenses            78.1                                                           78.1
Other (income) expenses, net                 (0.5)           1.1                                             0.6
                                        ---------      ---------      ---------        -------         ---------
                                            321.8           (0.5)         (16.6)         (85.2)            219.5
                                        ---------      ---------      ---------        -------         ---------

Income before income taxes                1,076.1         (168.7)        (200.7)          85.2             791.9

                                                                                          13.1  (D)
Income taxes                                407.9          (46.6)         (73.7)          16.7  (H)        317.4
                                        ---------      ---------      ---------        -------         ---------
Income from continuing operations       $   668.2      $  (122.1)     $  (127.0)       $  55.4         $   474.5
                                        =========      =========      =========        =======         =========









                                     5

Income from continuing operations
 Per Common share
  Primary                               $    3.30                                                      $    2.60 (I)
                                        =========                                                      =========
  Fully diluted                         $    3.23                                                      $    2.56 (I)
                                        =========                                                      =========
Average number of Common shares
 outstanding
  Primary                                   201.8                                                          181.8 (I)
                                        =========                                                      =========
  Fully diluted                             213.7                                                          193.7 (I)
                                        =========                                                      =========

                  See Accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

                                      AMERICAN BRANDS, INC. AND SUBSIDIARIES
                               PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                                       NINE MONTHS ENDED SEPTEMBER 30, 1994
                                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                         AMERICAN       AMERICAN                       PRO FORMA
                                          BRANDS        TOBACCO        FRANKLIN       ADJUSTMENTS      PRO FORMA
                                         --------       --------       --------       -----------      ---------

Revenues
 Consumer products                       $ 9,396.4     $(1,207.4)                                       $8,189.0
 Life insurance                              785.3                     $ (785.3)                               -
                                         ---------     ---------       --------                         --------
                                          10,181.7      (1,207.4)        (785.3)                         8,189.0
                                         ---------     ---------       --------                         --------
Operating expenses
 Cost of products sold                     2,862.7        (283.6)                                        2,579.1
 Excise taxes on products sold             3,825.1        (313.8)                                        3,511.3
 Insurance benefits                          540.1                       (540.1)                               -
 Advertising, selling and
  administrative expenses
   Consumer products                       1,738.5        (435.8)                                        1,302.7
   Life insurance                            139.3                       (139.3)                               -
 Amortization of intangibles                  80.9                         (9.0)                            71.9
                                         ---------     ---------       --------                         --------
                                           9,186.6      (1,033.2)        (688.4)                         7,465.0
                                         ---------     ---------       --------                         --------

Operating income                             995.1        (174.2)         (96.9)                           724.0
                                         ---------     ---------       --------                         --------

                                                                                       $ (28.1) (C)
Interest and related charges                 177.9          (1.2)         (12.4)         (35.8) (G)        100.4
Corporate administrative expenses             52.7                                                          52.7
Other (income) expenses, net                   6.4          (0.8)                                            5.6
                                         ---------     ---------       --------        -------          --------
                                             237.0          (2.0)         (12.4)         (63.9)            158.7
                                         ---------     ---------       --------        -------          --------

Income before income taxes                   758.1        (172.2)         (84.5)          63.9             565.3

                                                                                           9.8  (D)
Income taxes                                 293.1         (69.4)         (32.6)          12.5  (H)        213.4
                                         ---------     ---------       --------        -------          --------
Income from continuing operations        $   465.0     $  (102.8)      $  (51.9)       $  41.6          $  351.9
                                         =========     =========       ========        =======          ========










                                     7

Income from continuing operations
 Per Common share
  Primary                                $    2.30                                                      $   1.93 (I)
                                         =========                                                      ========
  Fully diluted                          $    2.25                                                      $   1.90 (I)
                                         =========                                                      ========
Average number of Common shares
 outstanding
  Primary                                    201.6                                                         181.6 (I)
                                         =========                                                      ========
  Fully diluted                              213.6                                                         193.6 (I)
                                         =========                                                      ========

                   See Accompaning Notes to Unaudited Pro Forma Condensed Financial Statements.

                  AMERICAN BRANDS, INC. AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS



The American Brands column in the pro forma condensed balance sheet at

September 30, 1994 and the pro forma condensed statements of income for the year ended December 31, 1993 and the nine months ended September 30, 1994 include American Tobacco's and Franklin's results for the full periods.


The American Tobacco and Franklin columns in the pro forma condensed financial statements reflect their respective amounts which are included in the American Brands columns.


THE AMERICAN TOBACCO COMPANY
- ----------------------------


     (A)  On December 22, 1994, American Brands sold American Tobacco to

B.A.T Industries p.l.c. for $1 billion in cash.  Such sale is reflected in the pro forma condensed balance sheet pro forma adjustments column which assumes a $625 million reduction of short-term debt and a purchase of 10 million shares of American Brands' Common stock, at a cost of $37.50 per share (closing market price on December 30, 1994), or $375 million.  The share purchase is reflected as an increase in Treasury stock, at cost.

Retained earnings reflects an estimated gain of $536.3 million (net of estimated accrued expenses of $40 million and $88.5 million of taxes) on the sale as though the disposal occurred at September 30, 1994.  The actual gain to be recorded as of the closing date will differ from the estimated pro forma gain assumed in the September 30, 1994 pro forma balance sheet.

                  AMERICAN BRANDS, INC. AND SUBSIDIARIES

     (B)  The pro forma condensed statements of income pro forma adjustments columns for the year ended December 31, 1993 and nine months ended September 30, 1994 reflect the related interest expense adjustment on the short-term debt reduction as follows:

                                      Year ended        Nine Months ended
                                   December 31, 1993    September 30, 1994
                                   -----------------    ------------------
                                                (In millions)

     (C) Reduction in interest
expense at an assumed average
interest rate of 6%.                    $ 37.5                $ 28.1
                                        ======                ======
     (D) Increase in provisions
for income taxes relates to the
reduction in interest expense.          $ 13.1                $  9.8
                                        ======                ======



         The pro forma condensed statements of income do not reflect the estimated gain on the sale.



AMERICAN FRANKLIN COMPANY
- -------------------------

     (E) On November 30, 1994, American Brands announced that it had executed a definitive agreement to sell Franklin to American General

Corporation for $1.17 billion in cash.  The transaction is subject to antitrust and insurance regulatory approvals and other customary conditions and is expected to close during the first quarter of 1995.  The Franklin transaction represents a disposal of a business segment and will be treated as a discontinued operation.  The Franklin column in the pro forma condensed statements of income includes an allocation of interest expense

                  AMERICAN BRANDS, INC. AND SUBSIDIARIES
from continuing to discontinued operations based on a normal debt to equity ratio for a life insurance company.  Such expected sale is reflected in the pro forma condensed balance sheet pro forma adjustments column which assumes a $146.4 million reduction of short-term debt, a $648.6 million reduction of long-term debt and a purchase of 10 million shares of American

Brands' Common stock, at a cost of $37.50 per share (closing market price on December 30, 1994), or $375 million.  The share purchase is reflected as an increase in Treasury stock, at cost.  Retained earnings reflects an estimated loss of $189.7 million on the sale as though the disposal occurred at September 30, 1994.


     (F) The pro forma condensed statements of income pro forma adjustments columns for the year ended December 31, 1993 and the nine months ended September 30, 1994 reflect the related interest expense adjustment on the short-term and long-term debt reductions as follows:

                                      Year ended        Nine Months ended
                                   December 31, 1993    September 30, 1994
                                   -----------------    ------------------
                                                (In millions)

     (G) Reduction in interest
expense at an assumed average
interest rate of 6%.                      $ 47.7             $ 35.8
                                          ======             ======

     (H) Increase in provisions
for income taxes relates to the
reduction in interest expense.            $ 16.7             $ 12.5
                                          ======             ======

                  AMERICAN BRANDS, INC. AND SUBSIDIARIES

  NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS (Concluded)



         The pro forma condensed statements of income do not include the estimated loss on the sale.  The estimated loss including provision for net income during the phase-out period from November 30 through the anticipated closing of the transaction, is expected to be approximately $220 million.


     (I) Pro forma income from continuing operations per Common share and

Average number of Common shares outstanding also reflect the assumed purchase of 20 million Common shares.

                               EXHIBIT INDEX



                                                      Sequentially
Exhibit                                              Numbered Page
- -------                                              -------------


  2.      Stock Purchase Agreement dated as of
          April 26, 1994 between Registrant and
          B.A.T Industries p.l.c.*



































- --------------------------
* Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to Exhibit 2 are omitted. Exhibit 2 contains a list identifying the contents of its exhibits and schedules, and Registrant agrees to furnish supplementally copies of such exhibits and schedules to the Securities and Exchange Commission upon request.